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                                                                    EXHIBIT 99.2

                              SEPARATION AGREEMENT

                 BY AND BETWEEN DAVID C. SABIN AND SALTON, INC.

     This Separation Agreement (hereinafter the "Agreement") is dated as of August 24, 2006 by and between DAVID C. SABIN (hereinafter the "Executive") and SALTON, INC. (hereinafter the "Company").

     WHEREAS, the Executive has been employed by the Company pursuant to the terms of an Employment Agreement dated as of January 1, 2003 by and between the Company and the Executive (the "Employment Agreement"); and

     WHEREAS, the Company and the Executive have mutually agreed that the Employment Agreement, and the Executive's employment with the Company and its affiliates (as defined below), shall terminate on the date hereof; and

     WHEREAS, the Company and the Executive now wish to set forth in this Agreement all of their respective rights and obligations resulting from such termination of employment and the termination of the Employment Agreement;

     IT IS THEREFORE EXPRESSLY AGREED AS FOLLOWS:

     1. RECITALS. The recitals set forth above are incorporated into and made a part hereof.

     2. RESIGNATION; TERMINATION OF EMPLOYMENT AGREEMENT; CONSULTING SERVICES.

          (a) Effective the date hereof, the Executive hereby resigns from all offices, titles and positions he holds with the Company and its affiliates (including, without limitation, Chairman of the Board and Secretary and director of the Company and its affiliates). For purposes of this Agreement, "affiliates" shall have the meaning set forth in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

          (b) The Company and the Executive agree that the Employment Agreement shall terminate and be of no further force and effect as of the date hereof.

          (c) For a period of six (6) months following the execution of this Agreement, the Executive agrees to advise the Company as a consultant regarding its customer relations activities and product development efforts and, as and when directed, to serve as a liaison for communications between the Company and any of its customers. The hours and schedule for the performance of the Executive's obligations hereunder shall be mutually agreed in good faith by the Executive and the Chief Executive Officer of the Company.

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     3. PAYMENT.

          (a) Upon execution of this Agreement, the Company will pay to the Executive the amount of $300,000.00, minus appropriate and customary payroll deductions.

          (b) The Company further agrees that on the earlier of (i) the date that is six months after the date hereof and (ii) immediately prior to the consummation of a Change of Control, the Company will issue to the Executive 141,510 shares of common stock of the Company. The Company agrees to use its reasonable commercial efforts to deliver such shares as registered securities under the Securities Act of 1933, as amended.

          (c) The Company further agrees that if a Change of Control of the Company is consummated within six months of the date hereof then, immediately prior to the consummation of the Change of Control, the Company agrees to issue to the Executive an additional number of shares of common stock of the Company equal to (i) $600,000 divided by (ii) the fair market value (as determined by the board of directors of the Company in good faith) of the consideration per share of common stock received by holders of common stock in connection with the Change of Control. The Company agrees to use its reasonable commercial efforts to deliver such shares as registered securities under the Securities Act of 1933, as amended.

          (d) For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred upon any of the following events: (i) consummation of a merger, reorganization or consolidation ("Merger") with respect to which the individuals and entities who were the beneficial owners of common stock of the Company immediately before such Merger do not, after such Merger, beneficially own, directly or indirectly, more than fifty percent of the common stock of the corporation resulting from such Merger; or (ii) consummation of a sale or other disposition of all or substantially all of the assets of the Company (other than upon a liquidation of the Company).

          (e) Each of the Executive's stock options shall remain exercisable for a period of 90 days after the date of this Agreement.

          (f) The Executive acknowledges and agrees that other than (i) the payments and benefits described in this Section 3, (ii) the medical and dental insurance and other benefits pursuant to Section 4 and (iii) the right to receive distributions under the Company's 401(k) plan and the Company's Supplemental Executive Retirement Plan, no further compensation benefits or other monies are owed to the Executive by the Company arising out of the Employment Agreement or otherwise on account of his employment with, or service a director of, the Company and its affiliates, or termination of such employment or service with the Company and its affiliates.

          (g) The Executive's violation of any of the provisions of Section 5, 6 or 7 hereof shall, in addition to any other remedy, result in a cessation of any payments pursuant to Section 3 or any benefits pursuant to Section 4 hereof.


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     4. MEDICAL AND DENTAL INSURANCE; OTHER BENEFITS.

          (a) From the date hereof until the six months after the date hereof, the Executive, his spouse and any other members of his family who are currently covered with respect to the Company's normal employee medical and dental indemnity plans shall be entitled to continue their participation in such plans if and to the extent that the Executive elects such continued coverage pursuant to COBRA. The Company shall reimburse the Executive for his actual premium expense with respect to maintaining COBRA coverage during the six month period following the date hereof; provided, however, if the Executive becomes eligible for coverage under the same or substantially similar medical and dental coverage, he will immediately advise the Company's General Counsel, in writing, of this fact, and the Company's reimbursement obligations pursuant to this
Section 4(a) shall terminate.

          (b) Other than as specifically set forth above, all other benefits to which the Executive was entitled as an officer and/or employee of the Company immediately prior to the date hereof, shall no longer be applicable from and after the date hereof.

          (c) The parties acknowledge and agree that the Executive, as a former officer of the Company and certain Company affiliates: (i) is and will remain entitled to indemnification under the Company's By-Laws to the same extent and upon the same conditions as active officers or employees of such entities are entitled to indemnification as of the date hereof with respect to actions, suits or proceedings of whatever nature brought or that may be brought against the Executive by reason of the fact that he was an officer or employee of the Company and certain Company affiliates; and (ii) shall be entitled to directors and officers insurance coverage on the same terms and conditions as any current or former officer of the Company.

     5. RELEASE.

          (a) Release by the Executive. The Executive acknowledges and agrees that the payments pursuant to Section 3 above, and the provision of other benefits, as set forth in Section 4 above, constitute sufficient consideration for the release of the Company by the Executive provided below. For the consideration detailed above, and except for (i) any criminal act or act of willful misconduct by the Company with respect to the Executive, (ii) the obligations of the Company in this Agreement and the benefits preserved and/or provided to the Executive in this Agreement and (iii) any obligation which the Company has under and in accordance with its By-Laws as currently in effect (whether or not covered by insurance) to indemnify the Executive in his capacity as an officer or employee or director of the Company or of any of its subsidiaries or affiliates, the Executive, on behalf of himself and his heirs, executors, administrators, attorneys and assigns, hereby waives, generally releases and forever discharges the Company, its subsidiaries, divisions and affiliates, whether direct or indirect (including its and their respective directors, officers, employees, partners and agents, past, present, and future), and each of its and their respective successors and assigns (hereinafter collectively referred to as "Company Releasees"), from any and all known or unknown actions, causes of action, claims, damages, suits, obligations, agreements, attorneys' fees or any other liabilities of any kind whatsoever which have or could be asserted against the Company Releasees arising out of or related to: his service as an officer or employee or director of the Company and/or any of the other Company Releasees, employment with and/or separation from


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employment with the Company and or any of the other Company Releasees, and/or any other occurrence up to and including the date of this Agreement, including but not limited to claims, actions, causes of action or liabilities arising under Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended ("ADEA"), the Employee Retirement Income Security Act of 1974, as amended, the Rehabilitation Act of 1973, as amended, the Americans with Disabilities Act, as amended, the Illinois Human Rights Act, as amended, and/or any other federal, state, or municipal employment discrimination statutes (including, but not limited to, claims based on age, sex attainment of benefit plan rights, race, religion, national origin, marital status, sexual orientation, ancestry, harassment, parental status, handicap, disability, retaliation, and veteran status).

     The Executive agrees that he will not commence any action or proceeding of any nature whatsoever, and that he will not seek or be entitled to any award of equitable or monetary relief in any action or proceeding brought on his behalf that arises out of the matters released by the Executive under this Agreement.

          (b) Release by the Company. Except for (i) any criminal act or act of willful misconduct by the Executive and (ii) the obligations of the Executive in this Agreement, the Company, on behalf of itself, its affiliates and each of its and their respective attorneys and assigns, hereby waives, generally releases and forever discharges the Executive and his successors and assigns (hereinafter collectively referred to as "the Executive Releasees"), from any and all known or unknown actions, causes of action, claims, damages, suits, obligations, agreements, attorneys' fees or any other liabilities of any kind whatsoever which have or could be asserted against the Executive Releasees arising out of or related to: the Executive's service as an officer or employee or director of the Company and/or any of the other Company Releasees, employment with and/or separation from employment with the Company and or any of the other Company Releasees, and/or any other occurrence up to and including the date of this Agreement. The Company agrees that it will not commence any action or proceeding of any nature whatsoever, and that it will not seek or be entitled to any award of equitable or monetary relief in any action or proceeding brought on its behalf that arises out of the matters released by the Company under this Agreement.

     6. COVENANTS.

          (a) Nondisclosure. At all times hereafter, the Executive will maintain the confidentiality of all information in whatever form concerning the Company or any of its affiliates or subsidiaries relating to its or their businesses, customer relationships, finances, strategic or other plans, marketing, employees, trade practices, trade secrets, know-how or other matters (other than information which is generally known outside the Company or which becomes generally known other than as a result of any improper act or omission by the Executive), and the Executive will not, directly or indirectly, make any disclosure thereof to anyone, or make any use thereof, on his own behalf or on behalf of any third party, unless specifically requested by or agreed to in writing by an executive officer of the Company or as may be required by the lawful order of a court or agency of competent jurisdiction. The Executive has returned or will return on or prior to September 1, 2006 to the Company all reports, files, memoranda, records and software, credit cards, cardkey passes, door and file keys, computer access codes or disks and instructional manuals, lap top computer and other physical or


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personal property which he received or prepared or helped prepare in connection with his employment with the Company, its subsidiaries and affiliates, and the Executive has not retained and will not retain any copies, duplicates, reproductions or excerpts thereof. The Executive will return to the Company the leased vehicle currently used by the Executive by October 20, 2006. The Executive agrees to take all necessary actions, if required by and at the cost of the Company, to vest such property rights in the Company.

          (b) Non-Interference; etc. From the date hereof until eighteen months after the date hereof, the Executive agrees that he will not directly or indirectly interfere with the Company's relationship with, or endeavor to entice away from the Company, any person, firm, corporation, or other business organization who as of the date hereof was a customer, officer, employee or supplier of, or maintained a business or contractual relationship with, the Company or any of its affiliates. The Executive further agrees that from the date hereof until eighteen months after the date hereof, he will not, directly or indirectly, (i) solicit or induce any officer or employee of the Company or any of its subsidiaries to leave the employment of the Company or any of its subsidiaries, or (ii) take any action which would interfere with contractual or other relationships of the Company or any of its affiliates with customers, suppliers, employees, governmental agencies, regulators, or others, or any action which disparages or diminishes the reputation of the Company or any of its affiliates.

          (c) Cooperation. From the date hereof until eighteen months after the date hereof, the Executive agrees that at the request of an executive officer of the Company and upon reasonable notice he shall provide thorough and accurate information and testimony voluntarily to or on behalf of the Company or any of its subsidiaries or affiliates, regarding any claim, action, proceeding or investigation ("Proceeding") by or against the Company or any of its subsidiaries or affiliates by any third party or by any governmental agency, but he agrees not to disclose or to discuss with anyone who is not directing or assisting in any Proceeding, other than his attorney, the fact of or the subject matter of any Proceeding, except as required by law. The parties agree that any information and testimony provided by the Executive in accordance with this
Section 6(c) in good faith and based on his honest belief that such information or testimony is materially accurate shall not be deemed to violate any provision of this Agreement. The Company will reimburse the Executive for reasonable out-of-pocket expenses (including, without limitation, travel, telephone and facsimile, courier expenses and reasonable fees and expenses of counsel) reasonably incurred in complying with this Section 6(c).

     7. CONFIDENTIALITY. The Company shall issue a press release regarding the Executive's resignation in the form attached hereto as Exhibit A. Except as required by applicable law, this Agreement and all of the terms, conditions and provisions hereof shall be kept strictly confidential by the Company and the Executive, except that: (i) the Executive may disclose the terms, conditions and provisions of this Agreement to his spouse, his personal legal counsel and financial and tax advisors and appropriate taxing authorities; and (ii) the Company may (a) file this Agreement with the Securities and Exchange Commission (the "SEC"), and (b) disclose or describe the existence and terms of this Agreement in any document filed with the SEC or in the Company's annual or quarterly reports to shareholders. The Company agrees that it shall not make any disparaging or negative comment to any other person or entity regarding the Executive or the circumstances surrounding the Executive's resignation from the Company or any of its affiliates. The Executive agrees not to make any disparaging or negative comment



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to any other person or entity regarding (a) the Company or any of its affiliates, (b) any of the owners, directors, officers, stockholders, members, employees, attorneys or agents of the Company or any of its affiliates, (c) the working conditions at the Company or any of its affiliates, or (d) the circumstances surrounding the Executive's resignation from the Company or any of its affiliates.

     8. VOLUNTARY AGREEMENT, LEGAL CONSULTATION, REVOCATION, ETC. The Executive agrees and acknowledges: (a) that his waiver of rights under this Agreement is knowing and voluntary; (b) this Agreement complies in full with all of the requirements of the Older Workers Benefits Protection Act; (c) that he understands the terms of this Agreement, including that the release in Section 5 is a general release; (d) that the payments listed in Section 3 and the other considerations set forth in Section 4 exceed the amount and benefits that would normally be received by an employee or officer who resigns or is terminated by the Company; and (e) that he has been advised by the Company to consult with an attorney prior to executing this Agreement and has done so. The Executive shall have twenty-one (21) days to consider the waiver of his rights under the ADEA and if he has signed this Agreement within such 21-day period, the Executive shall have seven (7) days from the date of execution to revoke his consent to the waiver of his rights under the ADEA. If no such revocation occurs, the Executive's waiver of rights under the ADEA shall become effective seven (7) days from the date of execution by the parties. In the event that the Executive revokes his waiver of rights under the ADEA, the Company shall not be obligated to make the payments set forth in Section 3 or to pay or provide the other benefits set forth in this Agreement, and all provisions of this Agreement shall immediately become void and of no effect and any benefits previously paid to the Executive pursuant to this Agreement prior to the date of such revocation shall be immediately repaid to the Company.

     9. NO ADMISSION OF FAULT. All parties to this Agreement agree and acknowledge that the considerations exchanged herein do not constitute and shall not be interpreted as any admission of fault on the part of any party.

     10. ENTIRE AGREEMENT; COUNTERPARTS. Other than as stated herein, the Executive warrants that no promises or inducements have been offered for this Agreement other than as set forth herein and that this Agreement is executed without reliance upon any other promises or representations. This Agreement contains the entire understanding of the parties and shall not be modified except in writing signed by the parties hereto. This Agreement supersedes all prior agreements and understandings concerning the subject matter hereof including, but not limited to, the Employment Agreement, which shall have no further force or effect. The parties may execute this Agreement in counterparts.

     11. SEVERABILITY. If any phrase, clause or provision of this Agreement is declared invalid or unenforceable by a court of competent jurisdiction, such phrase, clause or provision shall be deemed severed from this Agreement, but will not affect any other provisions of this Agreement, which shall otherwise remain in full force and effect. If any restriction or limitation in this Agreement is deemed to be unreasonable, onerous and unduly restrictive by a court of competent jurisdiction, it shall not be stricken in its entirety and held totally void and unenforceable, but shall remain effective to the maximum extent permissible within reasonable bounds.


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     Each party hereto acknowledges and agree that the other party will or would suffer irreparable injury in the event of a breach or violation or threatened breach or violation of the provisions set forth in Sections 6 and 7 herein and each party agrees that, in the event of an actual or threatened breach or violation of such provisions by such party, the other party shall be awarded injunctive relief in a court of appropriate jurisdiction to prohibit or remedy any such violation or breach or threatened violation or breach, without the necessity of posting any bond or security, and such right to injunctive relief shall be in addition to any other right or remedy available to such other party.

     12. WAIVER. The waiver by the Company or the Executive of any breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition hereof.

     13. GOVERNING LAW. This Agreement and the enforcement thereof shall be governed and controlled in all respects by the laws of the State of Illinois, without giving effect to its conflicts of law provisions.

     14. NOTICE. Any notice to be given hereunder shall be in writing and shall be deemed given when mailed by certified mail, return receipt requested, addressed as follows:

          To the Executive at:

          David C. Sabin
          210 Mayflower
          Lake Forest, Illinois 60045

          with a copy to:

          Marshall E. Eisenberg, Esq.
          Neal, Gerber & Eisenberg LLP
          Two North LaSalle Street
          Chicago, Illinois 60602-3801

          To the Company at:

          Salton, Inc.
          1955 West Field Court
          Lake Forest, Illinois 60045

          with a copy to:

          Neal Aizenstein, Esq.
          Sonnenschein Nath & Rosenthal
          8000 Sears Tower
          Chicago, Illinois 60606-60404


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     15. NEUTRAL CONSTRUCTION. The parties have negotiated this Agreement and all of the terms and conditions contained in this Agreement in good faith and at arm's length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Agreement will be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between or among the parties. Furthermore, all terms, conditions, and provisions contained in this Agreement will be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Agreement.

     16. ATTORNEYS' FEES. If the Executive incurs legal or other fees and expenses in an effort to establish entitlement to payments and benefits under this Agreement, the Company shall reimburse the Executive for such fees and expenses if the Executive prevails in such effort.

     17. BINDING NATURE. This Agreement shall be binding upon the heirs, representatives, transferees, successors and assigns of the parties, including any entity with which the Company may merge or consolidate or to which it may transfer all or substantially all of its assets.


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

DAVID C. SABIN                          SALTON, INC.


                                        By:
-------------------------------------       ------------------------------------
                                        Name: Leonhard Dreimann
                                        Title: Chief Executive Officer


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